UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

GREEN MOUNTAIN COFFEE ROASTERS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

GREEN MOUNTAIN COFFEE ROASTERS, INC. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS and NOTICE OF ANNUAL MEETING 33 Coffee Lane, Waterbury, VT 05676 Proxy materials for the 2014 Annual Meeting of Stockholders of Green Mountain Coffee Roasters, Inc. are now available on the Internet or by mail. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. This communication is not a form for voting and presents only an overview of the more complete proxy materials which contain important information that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before February 26, 2014 to facilitate a timely delivery. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held March 6, 2014. The Proxy Statement, form of Proxy and our Annual Report for the year ending September 28, 2013 are available at: http://www.viewproxy.com/greenmountaincoffee/2014. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. Dear Stockholder, The Annual Meeting of Stockholders (the “Annual Meeting”) of Green Mountain Coffee Roasters, Inc., a Delaware corporation (the “Company”), will be held at the Sheraton Burlington Hotel and Conference Center, 870 Williston Road, South Burlington, Vermont 05403 on Thursday, March 6, 2014 at 10:00 AM to vote on proposals: (I) Proposal I – To elect four Class III Directors for a three-year term to expire 2017. Nominees: (01) John D. Hayes (02) A.D. David Mackay (03) Michael J. Mardy (04) David E. Moran (II) To approve, on an advisory basis, the executive compensation as disclosed in the proxy materials; (III) To approve an amendment to the Restated Certificate of Incorporation to change the name of the Company to Keurig Green Mountain, Inc.; (IV)To approve the Green Mountain Coffee Roasters, Inc. 2014 Omnibus Incentive Plan; (V) To approve the Green Mountain Coffee Roasters, Inc. 2014 Amended and Restated Employee Stock Purchase Plan; (VI)To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2014; and To transact other business as may properly come before the meeting or any adjournment or postponement thereof. INTERNET TELEPHONE EMAIL CONTROL NO. REQUESTING A PAPER COPY OF THE PROXY MATERIALS Material for this annual meeting and future meetings may be requested by one of the following methods: By logging on to http://www.viewproxy.com/greenmountaincoffee/2014 Have the 11 digit control number available when you access the website and follow the instructions. Call 1-877-777-2857 TOLL FREE By email at:requests@viewproxy.com * If requesting material by email, please send a blank email with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your email requesting material. You must use the 11 digit control number located in the box below.

GREEN MOUNTAIN COFFEE ROASTERS, INC. 33 Coffee Lane, Waterbury, VT 05676 The following proxy materials are available to you for review at: http://www.viewproxy.com/greenmountaincoffee/2014 • the Company’s Annual Report for the year ending September 28, 2013; • the Company’s 2014 Proxy Statement; and • the form of Proxy. Directions to attend the Annual Meeting can be found in the Proxy Statement. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a paper copy of the proxy materials. You May Vote Your Proxy When You View The Proxy Materials On The Internet You Will Be Asked To Follow The Prompts To Vote Your Shares Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto http://www.viewproxy.com/greenmountaincoffee/2014 or By email at: requests@viewproxy.com Please include the company name and your control number in the subject line.